BLACKROCK FUNDSSM

BlackRock Global Impact Fund

(the “Fund”)

Supplement dated January 10, 2024 to the Summary Prospectuses and the

Prospectuses of the Fund, each dated August 28, 2023, as supplemented to date

Effective January 10, 2024, the following changes are made to the Fund’s Summary Prospectuses and Prospectuses, as applicable:

The section of the Summary Prospectuses entitled “Key Facts About BlackRock Global Impact Fund — Portfolio Manager” and the section of the Prospectuses entitled “Fund Overview — Key Facts About BlackRock Global Impact Fund — Portfolio Manager” are deleted in their entirety and replaced with the following:

Portfolio Managers

Portfolio Manager	Portfolio Manager of the Fund Since	Title
Sheetal Prasad[1]	2022	Managing Director of BlackRock, Inc.
Joseph Wolfe, CFA	2024	Managing Director of BlackRock, Inc.

[1]	Effective March 2024, Sheetal Prasad will no longer serve as a portfolio manager of the Fund.

The section of the Prospectuses entitled “Details About the Fund — How the Fund Invests — About the Portfolio Manager of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE FUND
The Fund is managed by a team of financial professionals. Sheetal Prasad[1] and Joseph Wolfe, CFA are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Fund — Portfolio Manager Information” for additional information about the portfolio management team.

[1]	Effective March 2024, Sheetal Prasad will no longer serve as a portfolio manager of the Fund.

The section of the Prospectuses entitled “Management of the Fund — Portfolio Manager Information” is deleted in its entirety and replaced with the following:

Information regarding the portfolio managers of the Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Fund’s SAI.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Sheetal Prasad[1]	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2022	Managing Director of BlackRock, Inc. since 2022; Portfolio Manager and Research Analyst at Jennison Associates from 2007 to 2022.
Joseph Wolfe, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2024	Managing Director of BlackRock, Inc. since 2021; Director of BlackRock, Inc. from 2012 to 2020; Head of Quantitative Active Research at Northern Trust from 2005 to 2012.

[1]	Effective March 2024, Sheetal Prasad will no longer serve as a portfolio manager of the Fund.

Shareholders should retain this Supplement for future reference.